Exhibit 99.1

FOR IMMEDIATE RELEASE July 16, 2024

For more information

Kathryn Shrout Mistich, VP, Investor Relations Manager

504.539.7836 or kathryn.mistich@hancockwhitney.com

Hancock Whitney reports second quarter 2024 EPS of $1.31

GULFPORT, Miss. (July 16, 2024) — Hancock Whitney Corporation (Nasdaq: HWC) today announced its financial results for the second quarter of 2024. Net income for the second quarter of 2024 totaled $114.6 million, or $1.31 per diluted common share (EPS), compared to $108.6 million, or $1.24 per diluted common share, in the first quarter of 2024. The first quarter of 2024 included a supplemental disclosure expense item of $3.8 million, or $0.04 per diluted common share, related to a revision to the FDIC Special Assessment. The second quarter of 2024 did not include any supplemental disclosure items. The company reported net income for the second quarter of 2023 of $117.8 million, or $1.35 per diluted common share. There were no supplemental disclosure items in the second quarter of 2023.

Second Quarter 2024 Highlights

•
Net income totaled $114.6 million, compared to $108.6 million in the prior quarter
•
Adjusted pre-provision net revenue (PPNR) totaled $156.4 million, compared to $152.9 million in the prior quarter
•
Loans decreased $59.3 million, or 1% linked quarter annualized (LQA)
•
Deposits decreased $575.2 million, or 8% LQA
•
Criticized commercial loans and nonaccrual loans continued to normalize
•
ACL coverage solid at 1.43%, up 1 bp compared to prior quarter
•
NIM 3.37%, up 5 bps compared to prior quarter
•
CET1 ratio estimated at 13.25%, up 60 bps linked-quarter; TCE ratio 8.77%, up 16 bps linked-quarter
•
Efficiency ratio 56.18%, down 26 bps linked-quarter

“We are very pleased with the results of the second quarter,” said John M. Hairston, President & CEO. “We continued to improve profitability with NIM expansion, fee income growth, and a focus on controlling expenses. Credit metrics continued to normalize, reflecting a more stable direction, and we’ve maintained a solid ACL to loans of 1.43%. Our capital ratios are strong, and we deployed capital by increasing the common dividend per share and resuming share buybacks during the quarter. We look forward to carrying this momentum through the second half of 2024, and to achieving our 125th anniversary of helping people and communities realize their dreams.”

Loans

Total loans were $23.9 billion at June 30, 2024, down $59.3 million, or less than 1%, from March 31, 2024. The decrease was primarily due to the runoff of a Shared National Credit portfolio of $221 million as we remain focused on originating more granular loans.

Average loans totaled $23.9 billion for the second quarter of 2024, up $107.2 million, or less than 1%, linked-quarter. Management expects 2024 period-end loan balances to be flat to down slightly from year-end 2023.

Deposits

Total deposits at June 30, 2024 were $29.2 billion, down $575.2 million, or 2%, from March 31, 2024. The linked-quarter decrease in deposits was driven primarily by a decrease of $415.3 million in interest-bearing deposits that includes seasonal decreases in interest-bearing transaction and savings deposits and interest-bearing public funds, and a decrease in brokered deposits due to maturities that were not replaced during the quarter. These decreases were offset by an increase in retail time deposits despite maturity concentrations and promotional rate reductions during the quarter.

DDAs totaled $10.6 billion at June 30, 2024, down $159.9 million, or 1%, from March 31, 2024 and comprised 36% of total period-end deposits. Interest-bearing transaction and savings deposits totaled $10.8 billion at the end of the second quarter of 2024, down $140.6 million, or 1%, linked-quarter. Compared to March 31, 2024, retail time deposits of $4.6 billion were up $64.6 million, or 1%, and brokered deposits were $200.1 million, down $194.7 million, or 49%, compared to the prior quarter. Interest-bearing public fund deposits decreased $144.5 million, or 5%, linked-quarter, totaling $2.9 billion at June 30, 2024.

Average deposits for the second quarter of 2024 were $29.1 billion, down $491.9 million, or 2%, linked-quarter. Management expects 2024 period-end deposit levels to be flat to down slightly from year-end 2023.

Asset Quality

The total allowance for credit losses (ACL) was $342.2 million at June 30, 2024, up $1.4 million, or less than 1%, from March 31, 2024. During the second quarter of 2024, the company recorded a provision for credit losses of $8.7 million, compared to a provision for credit losses of $13.0 million in the first quarter of 2024. There were $7.3 million of net charge-offs in the second quarter of 2024, or 0.12% of average total loans on an annualized basis, compared to net charge-offs of $9.0 million, or 0.15% of average total loans in the first quarter of 2024. The ratio of ACL to period-end loans was 1.43% at June 30, 2024, compared to 1.42% at March 31, 2024.

Criticized commercial loans totaled $379.8 million, or 2.05% of total commercial loans, at June 30, 2024, compared to $339.9 million, or 1.83% of total commercial loans at March 31 2024. Nonaccrual loans totaled $86.3 million, or 0.36% of total loans, at June 30, 2024, compared to $82.1 million, or 0.34% of total loans, at March 31, 2024. ORE and foreclosed assets were $2.1 million at June 30, 2024, down $0.7 million, or 24% linked-quarter.

Net Interest Income and Net Interest Margin (NIM)

Net interest income (TE) for the second quarter of 2024 was $273.3 million, an increase of $4.3 million, or 2%, from the first quarter of 2024. The net interest margin (NIM) (TE) was 3.37% in the second quarter of 2024, up 5 bps linked-quarter. Higher loan yields (+6 bps), higher securities yields (+1 bp) and the impact of change in deposit rates (+1 bp), led to an 8 basis point improvement in NIM, offset by an unfavorable shift in borrowing mix (-3 bps). We expect modest NIM expansion in the second half of 2024, assuming no rate cuts through year-end.

Average earning assets were $32.5 billion for the second quarter of 2024, virtually unchanged from the first quarter of 2024.

Noninterest Income

Noninterest income totaled $89.2 million for the second quarter of 2024, up $1.3 million, or 2%, from the first quarter of 2024.

Service charges on deposits were virtually unchanged from the first quarter of 2024. Bank card and ATM fees were up $1.2 million, or 6%, from the first quarter of 2024 due to higher customer activity.

Investment and annuity income and insurance fees were down $2.1 million, or 17%, linked-quarter, related to lower stock and bond trading volume and lower annuity sales, compared to record-high volume in the first quarter of 2024. Trust fees were up $1.4 million, or 8% linked-quarter, due to annual collection of tax preparation fees, higher market values, and higher sales. Fees from secondary mortgage operations totaled $3.5 million for the second quarter of 2024, up $0.7 million, or 23%, linked-quarter, due to continued shift to secondary focused production.

Other noninterest income was $13.3 million in the second quarter of 2024, up $0.1 million, or 1%, from the first quarter of 2024.

Noninterest Expense & Taxes

Noninterest expense totaled $206.0 million, down $1.7 million, or 1% linked-quarter. There were no supplemental disclosure items related to expense in the second quarter of 2024. Expenses in the first quarter of 2024 included $3.8 million of a supplemental disclosure item related to a revision to the FDIC Special Assessment.

Personnel expense totaled $118.7 million in the second quarter of 2024, down $2.4 million, or 2%, linked-quarter. The decrease was due to lower incentives, payroll taxes, and retirement benefits. Net occupancy and equipment expense totaled $17.5 million in the second quarter of 2024, down $0.2 million, or 1%, from the first quarter of 2024. Amortization of intangibles totaled $2.4 million for the second quarter of 2024, down $0.1 million, or 5%, linked-quarter.

ORE and other foreclosed assets was a net gain of $1.1 million in the second quarter of 2024, compared to a net gain of $0.2 million in the first quarter of 2024.

Other expense totaled $68.5 million in the second quarter of 2024, up $1.9 million, or 3%, linked-quarter, largely related to higher data processing and professional services expenses. Prior quarter’s other expense included $3.8 million of a supplemental disclosure item related to a revision to the FDIC Special Assessment.

The effective income tax rate for the second quarter of 2024 was 20.9%.

Capital

Common stockholders’ equity at June 30, 2024 totaled $3.9 billion, up $67.3 million, or 2%, from March 31, 2024. The tangible common equity (TCE) ratio was 8.77%, up 16 bps linked-quarter. The company’s CET1 ratio is estimated to be 13.25% at June 30, 2024, up 60 bps linked-quarter. Total risk-based capital ratio is estimated to be 15.00% at June 30, 2024, up 66 bps linked-quarter. During the second quarter of 2024, the company repurchased 312,993 shares of its common stock at an average price of $46.69 per share. This stock repurchase is pursuant to the company’s share buyback program (authorizing the repurchase of up to 4,297,000 shares of the company’s outstanding common stock), which is set to expire on December 31, 2024. To-date the company has repurchased 312,993 shares under this buyback program.

Conference Call and Slide Presentation

Management will host a conference call for analysts and investors at 3:30 p.m. Central Time on Tuesday, July 16, 2024 to review second quarter of 2024results. A live listen-only webcast of the call will be available under the Investor Relations section of Hancock Whitney’s website at investors.hancockwhitney.com. A link to the release with additional financial tables, and a link to a slide presentation related to second quarter results are also posted as part of the webcast link. To participate in the Q&A portion of the call, dial 888-210-2654 or 646-960-0278, access code 6914431.

An audio archive of the conference call will be available under the Investor Relations section of our website. A replay of the call will also be available through July 23, 2024 by dialing 800-770-2030 or 609-800-9909, access code 6914431.

About Hancock Whitney

Since the late 1800s, Hancock Whitney has embodied core values of Honor & Integrity, Strength & Stability, Commitment to Service, Teamwork, and Personal Responsibility. Hancock Whitney offices and financial centers in Mississippi, Alabama, Florida, Louisiana, and Texas offer comprehensive financial products and services, including traditional and online banking; commercial and small business banking; private banking; trust and investment services; healthcare banking; and mortgage services. The company also operates combined loan and deposit production offices in the greater metropolitan areas of Nashville, Tennessee and Atlanta, Georgia. More information is available at www.hancockwhitney.com.

Non-GAAP Financial Measures

This news release includes non-GAAP financial measures to describe Hancock Whitney’s performance. These non-GAAP financial measures should not be considered alternatives to GAAP-basis financial statements and other bank holding companies may define or calculate these non-GAAP measures or similar measures differently. The reconciliations of those measures to GAAP measures are provided either in the financial tables or in Appendix A thereto.

Consistent with the provisions of subpart 229.1400 of the Securities and Exchange Commission’s Regulation S-K, “Disclosures by Bank and Savings and Loan Registrants,” the company presents net interest income, net interest margin and efficiency ratios on a fully taxable equivalent (“TE”) basis. The TE basis adjusts for the tax-favored status of net interest income from certain loans and investments using the statutory federal tax rate to increase tax-exempt interest income to a taxable equivalent basis. The company believes this measure to be the preferred industry measurement of net interest income and it enhances comparability of net interest income arising from taxable and tax-exempt sources.

The company presents certain additional non-GAAP financial measures to assist the reader with a better understanding of the company’s performance period over period, as well as to provide investors with assistance in understanding the success management has experienced in executing its strategic initiatives. The company highlights certain items that are outside of our principal business and/or are not indicative of forward-looking trends in supplemental disclosures items below our GAAP financial data and presents certain “Adjusted” ratios that exclude these disclosed items. These adjusted ratios provide management or the reader with a measure that may be more indicative of forward-looking trends in our business, as well as demonstrates the effects of significant gains or losses and changes.

We define Adjusted Pre-Provision Net Revenue as net income excluding provision expense and income tax expense, plus the taxable equivalent adjustment (as defined above), less supplemental disclosure items (as defined above). Management believes that adjusted pre-provision net revenue is a useful financial measure because it enables investors and others to assess the company’s ability to generate capital to cover credit losses through a credit cycle. We define Adjusted Revenue as net interest income (te) and noninterest income less supplemental disclosure items. We define Adjusted Noninterest Expense as noninterest expense less supplemental disclosure items. We define our Efficiency Ratio as noninterest expense to total net interest income (te) and noninterest income, excluding amortization of purchased intangibles and supplemental disclosure items, if applicable. Management believes adjusted revenue, adjusted noninterest expense and the efficiency ratio are useful measures as they provide a greater understanding of ongoing operations and enhance comparability with prior periods.

Important Cautionary Statement about Forward-Looking Statements

This release contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that we may make include statements regarding our expectations of our performance and financial condition, balance sheet and revenue growth, the provision for credit losses, capital levels, deposits (including growth, pricing, and betas), investment portfolio, other sources of liquidity, loan growth expectations, management’s predictions about charge-offs for loans, general economic business conditions in our local markets, Federal Reserve action with respect to interest rates, the impacts related to Russia’s military action in Ukraine, the effects of the Israel-Hamas war, the adequacy of our enterprise risk management framework, potential claims, damages, penalties, fines and reputational damage resulting from pending or future litigation, regulatory proceedings, assessments, and enforcement actions, as well as the impact of negative developments affecting the banking industry and the resulting media coverage; the potential impact of future business combinations on our performance and financial condition, including our ability to successfully integrate the businesses, success of revenue-generating and cost reduction initiatives, the effectiveness of derivative financial instruments and hedging activities to manage risks, projected tax rates, increased cybersecurity risks, including potential business disruptions or financial losses, the adequacy of our internal controls over financial and non-financial reporting, the financial impact of regulatory requirements and tax reform legislation, deposit trends, credit quality trends, the impact of natural or man-made disasters, the impact of current and future economic conditions, including the effects of declines in the real estate market, high unemployment, inflationary pressures, increasing insurance costs, elevated interest rates, including the impact of prolonged elevated interest rates on our financial projections, models and guidance and slowdowns in economic growth, as well as the financial stress on borrowers as a result of the foregoing, net interest margin trends, future expense levels, future profitability, improvements in expense to revenue (efficiency) ratio, purchase accounting impacts, accretion levels and expected returns. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “forecast,” “goals,” “targets,” “initiatives,” “focus,” “potentially,” “probably,” “projects,” “outlook," or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements are based upon the current beliefs and expectations of management and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events.

Forward-looking statements are subject to significant risks and uncertainties. Any forward-looking statement made in this release is subject to the safe harbor protections set forth in the Private Securities Litigation Reform Act of 1995. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Additional factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Part I, “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, and in other periodic reports that we file with the SEC.

HANCOCK WHITNEY CORPORATION
FINANCIAL HIGHLIGHTS
(Unaudited)
	Three Months Ended			Six Months Ended
(dollars and common share data in thousands, except per share amounts)	6/30/2024	3/31/2024	6/30/2023	6/30/2024	6/30/2023
NET INCOME
Net interest income	$270,430	$266,171	$273,911	$536,601	$558,905
Net interest income (TE) (a)	273,258	269,001	276,748	542,259	564,326
Provision for credit losses	8,723	12,968	7,633	21,691	13,653
Noninterest income	89,174	87,851	83,225	177,025	163,555
Noninterest expense	206,016	207,722	202,138	413,738	403,022
Income tax expense	30,308	24,720	29,571	55,028	61,524
Net income	$114,557	$108,612	$117,794	$223,169	$244,261
Supplemental disclosure items - included above, pre-tax
Included in noninterest expense
FDIC special assessment	$—	$3,800	$—	$3,800	$—
PERIOD-END BALANCE SHEET DATA
Loans	$23,911,616	$23,970,938	$23,789,886	$23,911,616	$23,789,886
Securities	7,535,836	7,559,182	8,195,679	7,535,836	8,195,679
Earning assets	32,056,415	31,985,610	32,715,630	32,056,415	32,715,630
Total assets	35,412,291	35,247,119	36,210,148	35,412,291	36,210,148
Noninterest-bearing deposits	10,642,213	10,802,127	12,171,817	10,642,213	12,171,817
Total deposits	29,200,718	29,775,906	30,043,501	29,200,718	30,043,501
Common stockholders' equity	3,920,718	3,853,436	3,554,476	3,920,718	3,554,476
AVERAGE BALANCE SHEET DATA
Loans	$23,917,361	$23,810,163	$23,654,994	$23,863,762	$23,372,331
Securities (b)	8,214,172	8,197,410	9,007,821	8,205,791	9,072,071
Earning assets	32,539,363	32,556,821	33,619,829	32,548,092	33,189,197
Total assets	34,998,880	35,101,869	36,205,396	35,050,375	35,685,113
Noninterest-bearing deposits	10,526,903	10,673,060	12,153,453	10,599,981	12,556,056
Total deposits	29,069,097	29,560,956	29,372,899	29,315,026	29,084,477
Common stockholders' equity	3,826,296	3,818,840	3,567,260	3,822,568	3,490,463
COMMON SHARE DATA
Earnings per share - diluted	$1.31	$1.24	$1.35	$2.55	$2.80
Cash dividends per share	0.40	0.30	0.30	0.70	0.60
Book value per share (period-end)	45.40	44.49	41.27	45.40	41.27
Tangible book value per share (period-end)	35.04	34.12	30.76	35.04	30.76
Weighted average number of shares - diluted	86,765	86,726	86,370	86,768	86,350
Period-end number of shares	86,355	86,622	86,123	86,355	86,123
Market data
High sales price	$49.11	$49.10	$43.73	$49.11	$54.38
Low sales price	41.56	41.19	31.02	41.19	31.02
Period-end closing price	47.83	46.04	38.38	47.83	38.38
Trading volume	29,308	30,508	38,854	59,816	77,885
PERFORMANCE RATIOS
Return on average assets	1.32%	1.24%	1.30%	1.28%	1.38%
Return on average common equity	12.04%	11.44%	13.24%	11.74%	14.11%
Return on average tangible common equity	15.73%	14.96%	17.76%	15.34%	19.08%
Tangible common equity ratio (c)	8.77%	8.61%	7.50%	8.77%	7.50%
Net interest margin (TE)	3.37%	3.32%	3.30%	3.34%	3.42%
Noninterest income as a percentage of total revenue (TE)	24.60%	24.62%	23.12%	24.61%	22.47%
Efficiency ratio (d)	56.18%	56.44%	55.33%	56.31%	54.54%
Average loan/deposit ratio	82.28%	80.55%	80.53%	81.40%	80.36%
Allowance for loan losses as a percentage of period-end loans	1.32%	1.31%	1.32%	1.32%	1.32%
Allowance for credit losses as a percentage of period-end loans (e)	1.43%	1.42%	1.45%	1.43%	1.45%
Annualized net charge-offs to average loans	0.12%	0.15%	0.06%	0.14%	0.08%
Allowance for loan losses as a % of nonaccrual loans	366.54%	382.21%	402.07%	366.54%	402.07%
FTE headcount	3,541	3,564	3,705	3,541	3,705
(a) Taxable equivalent (TE) amounts are calculated using a federal income tax rate of 21%.
(b) Average securities does not include unrealized holding gains/losses on available for sale securities.
(c) The tangible common equity ratio is common shareholders' equity less intangible assets divided by total assets less intangible assets.
(d) The efficiency ratio is noninterest expense to total net interest income (TE) and noninterest income, excluding amortization of purchased intangibles and supplemental disclosure items noted above.
(e) The allowance for credit losses includes the allowance for loan and lease losses and the reserve for unfunded lending commitments.

HANCOCK WHITNEY CORPORATION
QUARTERLY FINANCIAL HIGHLIGHTS
(Unaudited)
	Three Months Ended
(dollars and common share data in thousands, except per share amounts)	6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2023
NET INCOME
Net interest income	$270,430	$266,171	$269,460	$269,234	$273,911
Net interest income (TE) (a)	273,258	269,001	272,294	272,086	276,748
Provision for credit losses	8,723	12,968	16,952	28,498	7,633
Noninterest income	89,174	87,851	38,951	85,974	83,225
Noninterest expense	206,016	207,722	229,151	204,675	202,138
Income tax expense	30,308	24,720	11,705	24,297	29,571
Net income	$114,557	$108,612	$50,603	$97,738	$117,794
Supplemental disclosure items - included above, pre-tax
Included in noninterest income
Gain on sale of parking facility	$—	$—	$16,126	$—	$—
Loss on securities portfolio restructure	—	—	(65,380)	—	—
Included in noninterest expense
FDIC special assessment	—	3,800	26,123	—	—
PERIOD-END BALANCE SHEET DATA
Loans	$23,911,616	$23,970,938	$23,921,917	$23,983,679	$23,789,886
Securities	7,535,836	7,559,182	7,599,974	7,916,101	8,195,679
Earning assets	32,056,415	31,985,610	32,175,097	32,733,591	32,715,630
Total assets	35,412,291	35,247,119	35,578,573	36,298,301	36,210,148
Noninterest-bearing deposits	10,642,213	10,802,127	11,030,515	11,626,371	12,171,817
Total deposits	29,200,718	29,775,906	29,690,059	30,320,337	30,043,501
Common stockholders' equity	3,920,718	3,853,436	3,803,661	3,501,003	3,554,476
AVERAGE BALANCE SHEET DATA
Loans	$23,917,361	$23,810,163	$23,795,681	$23,830,724	$23,654,994
Securities (b)	8,214,172	8,197,410	8,579,444	8,888,477	9,007,821
Earning assets	32,539,363	32,556,821	33,128,130	33,137,565	33,619,829
Total assets	34,998,880	35,101,869	35,538,300	35,626,927	36,205,396
Noninterest-bearing deposits	10,526,903	10,673,060	11,132,354	11,453,236	12,153,453
Total deposits	29,069,097	29,560,956	29,974,941	29,757,180	29,372,899
Common stockholders' equity	3,826,296	3,818,840	3,560,978	3,572,487	3,567,260
COMMON SHARE DATA
Earnings per share - diluted	$1.31	$1.24	$0.58	$1.12	$1.35
Cash dividends per share	0.40	0.30	0.30	0.30	0.30
Book value per share (period-end)	45.40	44.49	44.05	40.64	41.27
Tangible book value per share (period-end)	35.04	34.12	33.63	30.16	30.76
Weighted average number of shares - diluted	86,765	86,726	86,604	86,437	86,370
Period-end number of shares	86,355	86,622	86,345	86,148	86,123
Market data
High sales price	$49.11	$49.10	$49.65	$45.15	$43.73
Low sales price	41.56	41.19	32.16	35.34	31.02
Period-end closing price	47.83	46.04	48.59	36.99	38.38
Trading volume	29,308	30,508	38,574	34,506	38,854
PERFORMANCE RATIOS
Return on average assets	1.32%	1.24%	0.56%	1.09%	1.30%
Return on average common equity	12.04%	11.44%	5.64%	10.85%	13.24%
Return on average tangible common equity	15.73%	14.96%	7.55%	14.53%	17.76%
Tangible common equity ratio (c)	8.77%	8.61%	8.37%	7.34%	7.50%
Net interest margin (TE)	3.37%	3.32%	3.27%	3.27%	3.30%
Noninterest income as a percentage of total revenue (TE)	24.60%	24.62%	12.51%	24.01%	23.12%
Efficiency ratio (d)	56.18%	56.44%	55.58%	56.38%	55.33%
Average loan/deposit ratio	82.28%	80.55%	79.39%	80.08%	80.53%
Allowance for loan losses as a percentage of period-end loans	1.32%	1.31%	1.29%	1.28%	1.32%
Allowance for credit losses as a percentage of period-end loans (e)	1.43%	1.42%	1.41%	1.40%	1.45%
Annualized net charge-offs to average loans	0.12%	0.15%	0.27%	0.64%	0.06%
Allowance for loan losses as a % of nonaccrual loans	366.54%	382.21%	521.56%	507.68%	402.07%
FTE headcount	3,541	3,564	3,591	3,681	3,705
(a) Taxable equivalent (TE) amounts are calculated using a federal income tax rate of 21%.
(b) Average securities does not include unrealized holding gains/losses on available for sale securities.
(c) The tangible common equity ratio is common shareholders' equity less intangible assets divided by total assets less intangible assets.
(d) The efficiency ratio is noninterest expense to total net interest income (TE) and noninterest income, excluding amortization of purchased intangibles and supplemental disclosures noted above.
(e) The allowance for credit losses includes the allowance for loan and lease losses and the reserve for unfunded lending commitments.

HANCOCK WHITNEY CORPORATION
INCOME STATEMENT
(Unaudited)

	Three Months Ended			Six Months Ended
(dollars in thousands, except per share data)	6/30/2024	3/31/2024	6/30/2023	6/30/2024	6/30/2023
NET INCOME
Interest income	$427,545	$421,684	$405,273	$849,229	$777,876
Interest income (TE) (f)	430,373	424,514	408,110	854,887	783,297
Interest expense	157,115	155,513	131,362	312,628	218,971
Net interest income (TE)	273,258	269,001	276,748	542,259	564,326
Provision for credit losses	8,723	12,968	7,633	21,691	13,653
Noninterest income	89,174	87,851	83,225	177,025	163,555
Noninterest expense	206,016	207,722	202,138	413,738	403,022
Income before income taxes	144,865	133,332	147,365	278,197	305,785
Income tax expense	30,308	24,720	29,571	55,028	61,524
Net income	$114,557	$108,612	$117,794	$223,169	$244,261
Supplemental disclosure items - included above, pre-tax
Included in noninterest expense
FDIC special assessment	$—	$3,800	$—	$3,800	$—
NONINTEREST INCOME
Service charges on deposit accounts	$22,275	$22,239	$21,491	$44,514	$42,113
Trust fees	18,473	17,077	17,393	35,550	34,127
Bank card and ATM fees	21,827	20,622	20,982	42,449	41,703
Investment and annuity fees and insurance commissions	9,789	11,844	8,241	21,633	17,108
Secondary mortgage market operations	3,546	2,891	2,299	6,437	4,467
Other income	13,264	13,178	12,819	26,442	24,037
Total noninterest income	$89,174	$87,851	$83,225	$177,025	$163,555
NONINTEREST EXPENSE
Personnel expense	$118,726	$121,157	$114,864	$239,883	$230,187
Net occupancy and equipment expense	17,470	17,623	17,750	35,093	34,692
Other real estate and foreclosed assets (income) expense, net	(1,099)	(196)	(282)	(1,295)	(127)
Other expense	68,530	66,612	66,849	135,142	132,199
Amortization of intangibles	2,389	2,526	2,957	4,915	6,071
Total noninterest expense	$206,016	$207,722	$202,138	$413,738	$403,022
COMMON SHARE DATA
Earnings per share:
Basic	$1.31	$1.25	$1.35	$2.56	$2.81
Diluted	1.31	1.24	1.35	2.55	2.80

(f) Taxable equivalent (TE) amounts are calculated using a federal income tax rate of 21%.

HANCOCK WHITNEY CORPORATION
INCOME STATEMENT
(Unaudited)

	Three Months Ended
(in thousands, except per share data)	6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2023
NET INCOME
Interest income	$427,545	$421,684	$426,794	$415,827	$405,273
Interest income (TE) (f)	430,373	424,514	429,628	418,679	408,110
Interest expense	157,115	155,513	157,334	146,593	131,362
Net interest income (TE)	273,258	269,001	272,294	272,086	276,748
Provision for credit losses	8,723	12,968	16,952	28,498	7,633
Noninterest income	89,174	87,851	38,951	85,974	83,225
Noninterest expense	206,016	207,722	229,151	204,675	202,138
Income before income taxes	144,865	133,332	62,308	122,035	147,365
Income tax expense	30,308	24,720	11,705	24,297	29,571
Net income	$114,557	$108,612	$50,603	$97,738	$117,794
Supplemental disclosure items - included above, pre-tax
Included in noninterest income
Gain on sale of parking facility	$—	$—	$16,126	$—	$—
Loss on securities portfolio restructure	—	—	(65,380)	—	—
Included in noninterest expense
FDIC special assessment	—	3,800	26,123	—	—
NONINTEREST INCOME
Service charges on deposit accounts	$22,275	$22,239	$21,643	$22,264	$21,491
Trust fees	18,473	17,077	16,845	16,593	17,393
Bank card and ATM fees	21,827	20,622	20,708	20,555	20,982
Investment and annuity fees and insurance commissions	9,789	11,844	11,086	8,520	8,241
Secondary mortgage market operations	3,546	2,891	2,083	2,609	2,299
Securities transactions, net	—	—	(65,380)	—	—
Other income	13,264	13,178	31,966	15,433	12,819
Total noninterest income	$89,174	$87,851	$38,951	$85,974	$83,225
NONINTEREST EXPENSE
Personnel expense	$118,726	$121,157	$114,342	$116,266	$114,864
Net occupancy and equipment expense	17,470	17,623	17,523	18,210	17,750
Other real estate and foreclosed assets (income) expense, net	(1,099)	(196)	(471)	(26)	(282)
Other expense	68,530	66,612	95,085	67,412	66,849
Amortization of intangibles	2,389	2,526	2,672	2,813	2,957
Total noninterest expense	$206,016	$207,722	$229,151	$204,675	$202,138
COMMON SHARE DATA
Earnings per share:
Basic	$1.31	$1.25	$0.58	$1.12	$1.35
Diluted	1.31	1.24	0.58	1.12	1.35

(f) Taxable equivalent (TE) amounts are calculated using a federal income tax rate of 21%.

HANCOCK WHITNEY CORPORATION
PERIOD-END BALANCE SHEET
(Unaudited)

(dollars in thousands)	6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2023
ASSETS
Commercial non-real estate loans	$9,847,759	$9,926,333	$9,957,284	$10,075,585	$10,113,932
Commercial real estate - owner occupied loans	3,094,258	3,080,192	3,093,763	3,081,327	3,058,829
Total commercial and industrial loans	12,942,017	13,006,525	13,051,047	13,156,912	13,172,761
Commercial real estate - income producing loans	4,053,812	4,042,797	3,986,943	4,027,553	3,762,428
Construction and land development loans	1,528,393	1,541,773	1,551,091	1,614,846	1,768,252
Residential mortgage loans	4,000,211	3,983,321	3,886,072	3,721,106	3,581,514
Consumer loans	1,387,183	1,396,522	1,446,764	1,463,262	1,504,931
Total loans	23,911,616	23,970,938	23,921,917	23,983,679	23,789,886
Loans held for sale	27,354	16,470	26,124	15,862	55,902
Securities	7,535,836	7,559,182	7,599,974	7,916,101	8,195,679
Short-term investments	581,609	439,020	627,082	817,949	674,163
Earning assets	32,056,415	31,985,610	32,175,097	32,733,591	32,715,630
Allowance for loan losses	(316,148)	(313,726)	(307,907)	(306,291)	(314,496)
Goodwill and other intangible assets	895,175	897,564	900,090	902,762	905,575
Other assets	2,776,849	2,677,671	2,811,293	2,968,239	2,903,439
Total assets	$35,412,291	$35,247,119	$35,578,573	$36,298,301	$36,210,148
LIABILITIES
Noninterest-bearing deposits	$10,642,213	$10,802,127	$11,030,515	$11,626,371	$12,171,817
Interest-bearing transaction and savings deposits	10,813,648	10,954,231	10,659,970	10,668,241	10,438,820
Interest-bearing public fund deposits	2,921,724	3,066,270	3,143,015	2,853,236	2,925,432
Time deposits	4,823,133	4,953,278	4,856,559	5,172,489	4,507,432
Total interest-bearing deposits	18,558,505	18,973,779	18,659,544	18,693,966	17,871,684
Total deposits	29,200,718	29,775,906	29,690,059	30,320,337	30,043,501
Short-term borrowings	1,363,959	667,760	1,154,829	1,425,928	1,629,538
Long-term debt	236,393	236,355	236,317	236,279	236,241
Other liabilities	690,503	713,662	693,707	814,754	746,392
Total liabilities	31,491,573	31,393,683	31,774,912	32,797,298	32,655,672
COMMON STOCKHOLDERS' EQUITY
Common stock net of treasury and capital surplus	2,041,597	2,049,215	2,049,184	2,044,611	2,037,258
Retained earnings	2,537,057	2,457,736	2,375,604	2,351,386	2,280,004
Accumulated other comprehensive (loss)	(657,936)	(653,515)	(621,127)	(894,994)	(762,786)
Total common stockholders' equity	3,920,718	3,853,436	3,803,661	3,501,003	3,554,476
Total liabilities & stockholders' equity	$35,412,291	$35,247,119	$35,578,573	$36,298,301	$36,210,148
CAPITAL RATIOS
Tangible common equity	$3,025,543	$2,955,872	$2,903,571	$2,598,241	$2,648,901
Tier 1 capital (g)	3,726,272	3,652,180	3,584,474	3,552,824	3,471,066
Common equity as a percentage of total assets	11.07%	10.93%	10.69%	9.65%	9.82%
Tangible common equity ratio	8.77%	8.61%	8.37%	7.34%	7.50%
Leverage (Tier 1) ratio (g)	10.71%	10.49%	10.10%	10.01%	9.64%
Common equity tier 1 (CET1) ratio (g)	13.25%	12.65%	12.33%	12.06%	11.83%
Tier 1 risk-based capital ratio (g)	13.25%	12.65%	12.33%	12.06%	11.83%
Total risk-based capital ratio (g)	15.00%	14.34%	13.93%	13.63%	13.44%

(g) Estimated for most recent period-end. Regulatory capital ratios reflect the election to use the five-year transition rules for the adoption of ASC 326, commonly referred to as Current Expected Credit Loss, or CECL.

HANCOCK WHITNEY CORPORATION
AVERAGE BALANCE SHEET
(Unaudited)

	Three Months Ended			Six Months Ended
(in thousands)	6/30/2024	3/31/2024	6/30/2023	6/30/2024	6/30/2023
ASSETS
Commercial non-real estate loans	$9,839,115	$9,806,126	$9,955,499	$9,822,621	$9,947,860
Commercial real estate - owner occupied loans	3,083,561	3,082,085	3,099,326	3,082,826	3,072,140
Total commercial and industrial loans	12,922,676	12,888,211	13,054,825	12,905,447	13,020,000
Commercial real estate - income producing loans	4,090,000	3,989,675	3,860,409	4,039,834	3,723,441
Construction and land development loans	1,519,879	1,553,093	1,755,580	1,536,486	1,754,023
Residential mortgage loans	4,000,570	3,963,030	3,469,030	3,981,800	3,342,437
Consumer loans	1,384,236	1,416,154	1,515,150	1,400,195	1,532,430
Total loans	23,917,361	23,810,163	23,654,994	23,863,762	23,372,331
Loans held for sale	24,980	15,441	25,152	20,210	24,043
Securities (h)	8,214,172	8,197,410	9,007,821	8,205,791	9,072,071
Short-term investments	382,850	533,807	931,862	458,329	720,752
Earning assets	32,539,363	32,556,821	33,619,829	32,548,092	33,189,197
Allowance for loan losses	(316,039)	(311,649)	(311,328)	(313,844)	(310,409)
Goodwill and other intangible assets	896,330	898,781	907,004	897,555	908,516
Other assets	1,879,226	1,957,916	1,989,891	1,918,572	1,897,809
Total assets	$34,998,880	$35,101,869	$36,205,396	$35,050,375	$35,685,113
LIABILITIES AND COMMON STOCKHOLDERS' EQUITY
Noninterest-bearing deposits	$10,526,903	$10,673,060	$12,153,453	$10,599,981	$12,556,056
Interest-bearing transaction and savings deposits	10,728,709	10,803,196	10,478,436	10,765,952	10,563,961
Interest-bearing public fund deposits	2,967,284	3,119,406	2,981,701	3,043,345	3,070,681
Time deposits	4,846,201	4,965,294	3,759,309	4,905,748	2,893,779
Total interest-bearing deposits	18,542,194	18,887,896	17,219,446	18,715,045	16,528,421
Total deposits	29,069,097	29,560,956	29,372,899	29,315,026	29,084,477
Short-term borrowings	1,138,893	783,990	2,386,589	961,442	2,243,404
Long-term debt	236,374	236,336	242,004	236,355	242,050
Other liabilities	728,220	701,747	636,644	714,984	624,719
Common stockholders' equity	3,826,296	3,818,840	3,567,260	3,822,568	3,490,463
Total liabilities & stockholders' equity	$34,998,880	$35,101,869	$36,205,396	$35,050,375	$35,685,113

(h) Average securities does not include unrealized holding gains/losses on available for sale securities.

HANCOCK WHITNEY CORPORATION
AVERAGE BALANCE AND NET INTEREST MARGIN SUMMARY
(Unaudited)

	Three Months Ended
	6/30/2024			3/31/2024			6/30/2023
(dollars in millions)	Average Balance	Interest	Rate	Average Balance	Interest	Rate	Average Balance	Interest	Rate
AVERAGE EARNING ASSETS
Commercial & real estate loans (TE) (i)	$18,532.6	$301.4	6.54%	$18,431.0	$295.7	6.45%	$18,670.8	$280.9	6.03%
Residential mortgage loans	4,000.6	37.7	3.77%	3,963.0	36.9	3.72%	3,469.0	31.4	3.62%
Consumer loans	1,384.2	30.6	8.90%	1,416.2	31.3	8.88%	1,515.2	30.7	8.14%
Loan fees & late charges	—	2.0	0.00%	—	1.0	0.00%	—	0.0	0.00%
Total loans (TE) (j) (k)	23,917.4	371.7	6.24%	23,810.2	364.9	6.16%	23,655.0	343.0	5.81%
Loans held for sale	25.0	0.4	7.06%	15.4	0.3	7.90%	25.1	0.4	5.83%
US Treasury and government agency securities	531.9	3.7	2.80%	515.6	3.5	2.69%	537.4	3.4	2.50%
CMOs and mortgage backed securities	6,807.4	43.2	2.54%	6,792.5	42.4	2.50%	7,552.0	43.2	2.29%
Municipals (TE)	851.4	6.3	2.96%	865.8	6.4	2.96%	894.9	6.7	3.00%
Other securities	23.5	0.2	3.86%	23.5	0.2	3.51%	23.5	0.2	3.51%
Total securities (TE) (l)	8,214.2	53.4	2.60%	8,197.4	52.5	2.56%	9,007.8	53.5	2.38%
Total short-term investments	382.8	4.9	5.14%	533.8	6.8	5.11%	931.9	11.2	4.83%
Average earning assets yield (TE)	$32,539.4	$430.4	5.31%	$32,556.8	$424.5	5.24%	$33,619.8	$408.1	4.87%
INTEREST-BEARING LIABILITIES
Interest-bearing transaction and savings deposits	$10,728.7	$61.4	2.30%	$10,803.2	$60.1	2.24%	$10,478.4	$41.3	1.58%
Time deposits	4,846.2	56.8	4.71%	4,965.3	59.1	4.79%	3,759.3	36.9	3.93%
Public funds	2,967.3	26.4	3.58%	3,119.4	28.3	3.65%	2,981.7	24.3	3.27%
Total interest-bearing deposits	18,542.2	144.6	3.14%	18,887.9	147.5	3.14%	17,219.4	102.5	2.39%
Short-term borrowings	1,138.9	9.4	3.33%	784.0	5.0	2.55%	2,386.6	25.8	4.32%
Long-term debt	236.4	3.1	5.19%	236.3	3.0	5.19%	242.0	3.1	5.11%
Total borrowings	1,375.3	12.5	3.65%	1,020.3	8.0	3.16%	2,628.6	28.9	4.40%
Total interest-bearing liabilities cost	19,917.5	157.1	3.17%	19,908.2	155.5	3.14%	19,848.0	131.4	2.65%
Net interest-free funding sources	12,621.9			12,648.6			13,771.8
Total cost of funds	32,539.4	157.1	1.94%	32,556.8	155.5	1.92%	33,619.8	131.4	1.57%
Net Interest Spread (TE)		$273.3	2.14%		$269.0	2.10%		$276.7	2.21%
Net Interest Margin (TE)	$32,539.4	$273.3	3.37%	$32,556.8	$269.0	3.32%	$33,619.8	$276.7	3.30%

(i) Taxable equivalent (TE) amounts are calculated using a federal income tax rate of 21%.
(j) Includes nonaccrual loans.

(k) Included in interest income is net purchase accounting accretion of $0.8 million, $0.3 million and $0.7 million for the three months ended June 30, 2024, March 31, 2024, and June 30, 2023, respectively.

(l) Average securities does not include unrealized holding gains/losses on available for sale securities.

HANCOCK WHITNEY CORPORATION
AVERAGE BALANCE AND NET INTEREST MARGIN SUMMARY
(Unaudited)

	Six Months Ended
	6/30/2024			6/30/2023
(dollars in millions)	Average Balance	Interest	Rate	Average Balance	Interest	Rate
AVERAGE EARNING ASSETS
Commercial & real estate loans (TE) (i)	$18,481.8	$597.1	6.49%	$18,497.5	$540.1	5.89%
Residential mortgage loans	3,981.8	74.6	3.75%	3,342.4	59.4	3.56%
Consumer loans	1,400.2	61.9	8.89%	1,532.4	59.9	7.88%
Loan fees & late charges	—	3.0	0.00%	—	(0.4)	0.00%
Total loans (TE) (j) (k)	23,863.8	736.6	6.20%	23,372.3	659.0	5.68%
Loans held for sale	20.2	0.7	7.38%	24.0	0.7	5.53%
US Treasury and government agency securities	523.8	7.2	2.75%	539.3	6.7	2.49%
CMOs and mortgage backed securities	6,799.9	85.6	2.52%	7,609.7	86.5	2.27%
Municipals (TE)	858.6	12.7	2.96%	899.6	13.4	2.99%
Other securities	23.5	0.4	3.68%	23.5	0.4	3.50%
Total securities (TE) (l)	8,205.8	105.9	2.58%	9,072.1	107.0	2.36%
Total short-term investments	458.3	11.7	5.12%	720.8	16.6	4.63%
Average earning assets yield (TE)	$32,548.1	$854.9	5.27%	$33,189.2	$783.3	4.75%
INTEREST-BEARING LIABILITIES
Interest-bearing transaction and savings deposits	$10,766.0	$121.5	2.27%	$10,563.9	$68.6	1.31%
Time deposits	4,905.7	115.9	4.75%	2,893.8	50.3	3.51%
Public funds	3,043.3	54.7	3.62%	3,070.7	48.1	3.16%
Total interest-bearing deposits	18,715.0	292.1	3.14%	16,528.4	167.0	2.04%
Short-term borrowings	961.4	14.4	3.01%	2,243.4	45.8	4.12%
Long-term debt	236.4	6.1	5.19%	242.1	6.2	5.11%
Total borrowings	1,197.8	20.5	3.44%	2,485.5	52.0	4.21%
Total interest-bearing liabilities cost	19,912.8	312.6	3.16%	19,013.9	219.0	2.32%
Net interest-free funding sources	12,635.3			14,175.3
Total cost of funds	32,548.1	312.6	1.93%	33,189.2	219.0	1.33%
Net Interest Spread (TE)		$542.3	2.12%		$564.3	2.43%
Net Interest Margin (TE)	$32,548.1	$542.3	3.34%	$33,189.2	$564.3	3.42%

(i) Taxable equivalent (TE) amounts are calculated using a federal income tax rate of 21%.
(j) Includes nonaccrual loans.
(k) Included in interest income is net purchase accounting accretion of $1.1 million and $1.4 million for the six months ended June 30, 2024 and 2023, respectively.
(l) Average securities does not include unrealized holding gains/losses on available for sale securities.

HANCOCK WHITNEY CORPORATION
ASSET QUALITY INFORMATION
(Unaudited)

	Three Months Ended			Six Months Ended
(dollars in thousands)	6/30/2024	3/31/2024	6/30/2023	6/30/2024	6/30/2023
Nonaccrual loans (m)	$86,253	$82,082	$78,220	$86,253	$78,220
ORE and foreclosed assets	2,114	2,793	2,174	2,114	2,174
Total nonaccrual loans + ORE and foreclosed assets	$88,367	$84,875	$80,394	$88,367	$80,394
Nonaccrual loans as a percentage of loans	0.36%	0.34%	0.33%	0.36%	0.33%
Nonaccrual loans + ORE and foreclosed assets as a % of loans, ORE and foreclosed assets	0.37%	0.35%	0.34%	0.37%	0.34%
Accruing loans 90 days past due	$6,069	$7,938	$7,552	$6,069	$7,552
Accruing loans 90 days past due as a percentage of loans	0.03%	0.03%	0.03%	0.03%	0.03%
Modified loans - still accruing	$57,422	$37,425	$1,010	$57,422	$1,010
Modified loans - still accruing as a % of loans	0.24%	0.16%	0.00%	0.24%	0.00%
PROVISION AND ALLOWANCE FOR CREDIT LOSSES:
Allowance for loan losses:
Beginning balance	$313,726	$307,907	$309,385	$307,907	$307,789
Provision for loan losses	9,707	14,799	8,487	24,506	15,802
Charge-offs	(11,951)	(23,366)	(6,616)	(35,317)	(14,588)
Recoveries	4,666	14,386	3,240	19,052	5,493
Net charge-offs	(7,285)	(8,980)	(3,376)	(16,265)	(9,095)
Ending Balance	$316,148	$313,726	$314,496	$316,148	$314,496
Reserve for unfunded lending commitments:
Beginning balance	$27,063	$28,894	$32,014	$28,894	$33,309
Provision for losses on unfunded lending commitments	(984)	(1,831)	(854)	(2,815)	(2,149)
Ending balance	$26,079	$27,063	$31,160	$26,079	$31,160
Total allowance for credit losses	$342,227	$340,789	$345,656	$342,227	$345,656
Total provision for credit losses	$8,723	$12,968	$7,633	$21,691	$13,653
Allowance for loan losses as a percentage of period-end loans	1.32%	1.31%	1.32%	1.32%	1.32%
Allowance for credit losses as a percentage of period-end loans	1.43%	1.42%	1.45%	1.43%	1.45%
Allowance for loan losses as a % of nonaccrual loans	366.54%	382.21%	402.07%	366.54%	402.07%
NET CHARGE-OFF INFORMATION
Net charge-offs (recoveries):
Commercial & real estate loans	$4,112	$5,254	$1,233	$9,366	$4,588
Residential mortgage loans	(83)	(146)	(291)	(229)	(452)
Consumer loans	3,256	3,872	2,434	7,128	4,959
Total net charge-offs	$7,285	$8,980	$3,376	$16,265	$9,095
Net charge-offs (recoveries) as a percentage of average loans:
Commercial & real estate loans	0.09%	0.11%	0.03%	0.10%	0.05%
Residential mortgage loans	(0.01)%	(0.01)%	(0.03)%	(0.01)%	(0.03)%
Consumer loans	0.95%	1.10%	0.64%	1.02%	0.65%
Total net charge-offs as a percentage of average loans	0.12%	0.15%	0.06%	0.14%	0.08%
AVERAGE LOANS
Commercial & real estate loans	$18,532,555	$18,430,979	$18,670,814	$18,481,767	$18,497,464
Residential mortgage loans	4,000,570	3,963,030	3,469,030	3,981,800	3,342,437
Consumer loans	1,384,236	1,416,154	1,515,150	1,400,195	1,532,430
Total average loans	$23,917,361	$23,810,163	$23,654,994	$23,863,762	$23,372,331

(m) Included in nonaccrual loans are nonaccruing modified loans to borrowers experiencing financial difficulties totaling $5.3 million at June 30, 2024, less than $0.2 million at March 31, 2024, and $1.6 million at June 30, 2023.

HANCOCK WHITNEY CORPORATION
ASSET QUALITY INFORMATION
(Unaudited)

	Three Months Ended
(dollars in thousands)	6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2023
Nonaccrual loans (m)	$86,253	$82,082	$59,036	$60,331	$78,220
ORE and foreclosed assets	2,114	2,793	3,628	4,527	2,174
Total nonaccrual loans + ORE and foreclosed assets	$88,367	$84,875	$62,664	$64,858	$80,394
Nonaccrual loans as a percentage of loans	0.36%	0.34%	0.25%	0.25%	0.33%
Nonaccrual loans + ORE and foreclosed assets as a % of loans, ORE and foreclosed assets	0.37%	0.35%	0.26%	0.27%	0.34%
Accruing loans 90 days past due	$6,069	$7,938	$9,609	$24,170	$7,552
Accruing loans 90 days past due as a percentage of loans	0.03%	0.03%	0.04%	0.10%	0.03%
Modified loans - still accruing	$57,422	$37,425	$24,448	$28,849	$1,010
Modified loans - still accruing as a % of loans	0.24%	0.16%	0.10%	0.12%	0.00%
PROVISION AND ALLOWANCE FOR CREDIT LOSSES:
Allowance for loan losses:
Beginning balance	$313,726	$307,907	$306,291	$314,496	$309,385
Provision for loan losses	9,707	14,799	17,671	30,045	8,487
Charge-offs	(11,951)	(23,366)	(19,601)	(41,234)	(6,616)
Recoveries	4,666	14,386	3,546	2,984	3,240
Net charge-offs	(7,285)	(8,980)	(16,055)	(38,250)	(3,376)
Ending Balance	$316,148	$313,726	$307,907	$306,291	$314,496
Reserve for unfunded lending commitments:
Beginning balance	$27,063	$28,894	$29,613	$31,160	$32,014
Provision for losses on unfunded lending commitments	(984)	(1,831)	(719)	(1,547)	(854)
Ending balance	$26,079	$27,063	$28,894	$29,613	$31,160
Total allowance for credit losses	$342,227	$340,789	$336,801	$335,904	$345,656
Total provision for credit losses	$8,723	$12,968	$16,952	$28,498	$7,633
Allowance for loan losses as a percentage of period-end loans	1.32%	1.31%	1.29%	1.28%	1.32%
Allowance for credit losses as a percentage of period-end loans	1.43%	1.42%	1.41%	1.40%	1.45%
Allowance for loan losses as a % of nonaccrual loans	366.54%	382.21%	521.56%	507.68%	402.07%
NET CHARGE-OFF INFORMATION
Net charge-offs (recoveries)
Commercial & real estate loans	$4,112	$5,254	$12,747	$35,506	$1,233
Residential mortgage loans	(83)	(146)	(388)	(383)	(291)
Consumer loans	3,256	3,872	3,696	3,127	2,434
Total net charge-offs	$7,285	$8,980	$16,055	$38,250	$3,376
Net charge-offs (recoveries) as a percentage of average loans:
Commercial & real estate loans	0.09%	0.11%	0.27%	0.75%	0.03%
Residential mortgage loans	(0.01)%	(0.01)%	(0.04)%	(0.04)%	(0.03)%
Consumer loans	0.95%	1.10%	1.02%	0.84%	0.64%
Total net charge-offs as a percentage of average loans:	0.12%	0.15%	0.27%	0.64%	0.06%
AVERAGE LOANS
Commercial & real estate loans	$18,532,555	$18,430,979	$18,548,884	$18,678,969	$18,670,814
Residential mortgage loans	4,000,570	3,963,030	3,803,702	3,669,922	3,469,030
Consumer loans	1,384,236	1,416,154	1,443,095	1,481,833	1,515,150
Total average loans	$23,917,361	$23,810,163	$23,795,681	$23,830,724	$23,654,994

(m) Included in nonaccrual loans are nonaccruing modified loans to borrowers experiencing financial difficulties totaling $5.3 million at June 30, 2024, less than $0.2 million at March 31, 2024, less than $0.1 million at both December 31, 2023 and September 30, 2023, and $1.6 million at June 30, 2023.

HANCOCK WHITNEY CORPORATION
Appendix A to the Earnings Release
Reconciliation of Non-GAAP Measure
(Unaudited)

PRE-PROVISION NET REVENUE (TE) AND ADJUSTED PRE-PROVISION NET REVENUE (TE)
	Three Months Ended					Six Months Ended
(in thousands)	6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2023	6/30/2024	6/30/2023
Net Income (GAAP)	$114,557	$108,612	$50,603	$97,738	$117,794	$223,169	$244,261
Provision for credit losses	8,723	12,968	16,952	28,498	7,633	21,691	13,653
Income tax expense	30,308	24,720	11,705	24,297	29,571	55,028	61,524
Pre-provision net revenue	153,588	146,300	79,260	150,533	154,998	299,888	319,438
Taxable equivalent adjustment (n)	2,828	2,830	2,834	2,852	2,837	5,658	5,421
Pre-provision net revenue (TE)	156,416	149,130	82,094	153,385	157,835	305,546	324,859
Adjustments from supplemental disclosure items
Gain on sale of parking facility	—	—	(16,126)	—	—	—	—
Loss on securities portfolio restructure	—	—	65,380	—	—	—	—
FDIC special assessment	—	3,800	26,123	—	—	3,800	—
Adjusted pre-provision net revenue (TE)	$156,416	$152,930	$157,471	$153,385	$157,835	$309,346	$324,859

REVENUE (TE), ADJUSTED REVENUE (TE) AND EFFICIENCY RATIO
	Three Months Ended					Six Months Ended
(in thousands)	6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2023	6/30/2024	6/30/2023
Net interest income	$270,430	$266,171	$269,460	$269,234	$273,911	$536,601	$558,905
Noninterest income	89,174	87,851	38,951	85,974	83,225	177,025	163,555
Total GAAP revenue	359,604	354,022	308,411	355,208	357,136	713,626	722,460
Taxable equivalent adjustment (n)	2,828	2,830	2,834	2,852	2,837	5,658	5,421
Total revenue (TE)	362,432	356,852	311,245	358,060	359,973	719,284	727,881
Adjustments from supplemental disclosure items
Gain on sale of parking facility	—	—	(16,126)	—	—	—	—
Loss on securities portfolio restructure	—	—	65,380	—	—	—	—
Adjusted revenue (TE)	$362,432	$356,852	$360,499	$358,060	$359,973	$719,284	$727,881
GAAP Noninterest expense	$206,016	$207,722	$229,151	$204,675	$202,138	$413,738	$403,022
Amortization of Intangibles	(2,389)	(2,526)	(2,672)	(2,813)	(2,957)	(4,915)	(6,071)
Adjustments from supplemental disclosure items
FDIC special assessment	—	(3,800)	(26,123)	—	—	(3,800)	—
Adjusted noninterest expense for efficiency	$203,627	$201,396	$200,356	$201,862	$199,181	$405,023	$396,951
Efficiency ratio (o)	56.18%	56.44%	55.58%	56.38%	55.33%	56.31%	54.54%

(n) Taxable equivalent (TE) amounts are calculated using a federal income tax rate of 21%.
(o) The efficiency ratio is noninterest expense to total net interest income (TE) and noninterest income, excluding amortization of purchased intangibles and supplemental disclosure items noted above.